UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

Intervoice, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17811 Waterview Parkway
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)	EXHIBITS.

99.1	Press Release dated September 30, 2003 (the “Press Release”), announcing financial results for the quarter ended August 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On September 30, 2003 Intervoice, Inc. (“Intervoice”) announced in the Press Release its financial results for the quarter ended August 31, 2003.

     As set forth in the footnote to the table on Intervoice’s Revenues by Market and Geography for the six months ended August 31, 2003 (the eighth page of the Press Release), amounts shown for the six months ended August 31, 2003 for IVR/Portal and Payment system sales reflect the reclassification of $469,000 and $2,337,000, respectively, of sales originally classified as Messaging sales for the quarter ended May 31, 2003.

     The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC

By:	/s/ Craig E. Holmes

Craig E. Holmes Executive Vice President and Chief Financial Officer

Date: September 30, 2003

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Press Release dated September 30, 2003 (the “Press Release”), announcing financial results for the quarter ended August 31, 2003.